EXHIBIT 4(d)


                            THE ALGER AMERICAN FUND
                     ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

         MC 0001                                               CUSIP


                                                SEE REVERSE
                                                FOR CERTAIN DEFINITIONS


This Certifies that                                   is the owner of



Shares of beneficial interest with a $.001 par value of the Alger American MidCap Growth Portfolio of the Fund (hereinafter called the "Fund"), transferable on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Agreement and Declaration of Trust of the Fund, a copy of which is on file with the Secretary of State of the Commonwealth of Massachusetts, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

      Witness the signatures of the Fund's duly authorized officers or facsimiles thereof.

Dated:


/s/ [ILLEGIBLE]                                 /s/ [ILLEGIBLE]

TREASURER                                 PRESIDENT AND CHAIRMAN OF THE BOARD


AUTHORIZED SIGNATURE


COUNTERSIGNED AND REGISTERED:

ALGER SHAREHOLDER SERVICES, INC.
30 MONTGOMERY STREET
JERSEY CITY, NEW JERSEY 07302

TRANSFER AGENT AND REGISTRAR

                                [ILLEGIBLE TEXT]



      FOR VALUE RECEIVED _____________________ hereby sells, assigns and transfers unto

      PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFYING NUMBER OF ASSIGNEE


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            (Please print or typewrite name and address of assignee

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______________________________________________________________________Shares
of the Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________ Attorney, to
transfer the said instrument on the books of the within-named Trust with full power of substitution in the premises.


Dated______________________               Signed____________________________

                                          ----------------------------------
                                           (Both must sign if joint tenancy)

                                          Signature(s)
                                          Guaranteed_________________________
                                                      Firm or Bank

                                          By

                                          -----------------------------------
                                                      Officer


Signatures must be guaranteed by a commercial bank or a member firm of a domestic stock exchange.


                                          -----------------------------------
                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of the
                                          certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatever.